Exhibit 99.2

GDC Launches TikTok Account to Share Latest AI-Related News and Trends

NEW YORK, August 21, 2024 (GLOBE NEWSWIRE) -- GD Culture Group Limited (“GDC” or the “Company”) (Nasdaq: GDC), along with its subsidiary, AI Catalysis Corp. (“AI Catalysis”), announced today the launch of its TikTok account, @streamlineainews. This account is dedicated to disseminating the most current updates, insights, and trends in the world of artificial intelligence. It serves as both an educational and entertainment hub for those keen on staying informed in the swiftly evolving Artificial Intelligence (“AI”) landscape.

As AI is transforming industries and integrating into daily life, the demand for accessible and engaging content about this technology is at an all-time high and growing further. Recognizing and enthusiastic about this attractive trend, GDC is leveraging TikTok’s short-form video format to break down and simplify complex AI topics into easily digestible content. The account will feature a mix of explainer videos, trend analyses, news highlights, and even behind-the-scenes looks at the latest AI innovations.

“Our goal is to demystify AI and make this powerful technology more approachable for everyone,” said Mr. Xiaojian Wang, Chairman and Chief Executive Officer of the Company. “By using TikTok, we can reach a broader audience and engage more into meaningful and inspiring conversations about AI, from industry veterans to curious beginners.”

Content on the account will be regularly updated, covering everything from breakthroughs in machine learning to the latest AI applications and tools, along with real-world case studies showcasing AI in action. As the Company persists in innovating and advancing in the AI domain, this new TikTok channel will play a vital role in sharing knowledge and fostering community.

For more information, follow @streamlineainews on TikTok or visit the channel directly at https://www.tiktok.com/@streamlineainews.

About GD Culture Group Limited

GD Culture Group Limited (the “Company”) (Nasdaq: GDC), is a Nevada company currently conducting business mainly through its subsidiaries, AI Catalysis Corp. (“AI Catalysis”) and Shanghai Xianzhui Technology Co, Ltd. The company plans to enter into the livestreaming market with focus on e-commerce and livestreaming interactive games through its wholly owned U.S. subsidiary, AI Catalysis, a Nevada corporation incorporated in May 2023. The Company’s main businesses include AI-driven digital human technology, live-streaming e-commerce business and live streaming interactive game. For more information, please visit the Company’s website at https://www.gdculturegroup.com/.

Forward-Looking Statements

This announcement contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact in this announcement are forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Investors can identify these forward-looking statements by words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results.

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